T. Rowe Price Institutional Income Funds, Inc.

T. Rowe Price Institutional High Yield Fund

Supplement to prospectus dated October 1, 2007

The Portfolio Management paragraph in Section 3 of the prospectus is amended to reflect the following change:

Effective January 2, 2008, Paul A. Karpers will replace Mark J. Vaselkiv as chairman of the Investment Advisory Committee. He currently serves as a member of the committee and vice president of the fund. Mr. Karpers joined
T. Rowe Price in 1995 and has been managing investments since 1996. Mr. Vaselkiv will remain a member of the Investment Advisory Committee.

The date of this supplement is November 15, 2007.

E137-041 11/15/07